Exhibit 99.1

Hilton Grand Vacations Trust 2020-A Timeshare Loan Backed Notes, Series 2020-A Sample Timeshare Loan Agreed-Upon Procedures

Report To: Hilton Resorts Corporation HGV Depositor LLC 21 May 2020

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

Hilton Resorts Corporation

HGV Depositor LLC

5323 Millenia Lakes Boulevard, Suite 400

Orlando, Florida 32839

Re:	Hilton Grand Vacations Trust 2020-A (the “Issuer”)

Timeshare Loan Backed Notes, Series 2020-A (the “Notes”)

Sample Timeshare Loan Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by Hilton Resorts Corporation (the “Seller”), HGV Depositor LLC (the “Depositor”) and BofA Securities, Inc. (the “Initial Purchaser,” together with the Seller and Depositor, the “Specified Parties”), solely to assist the Specified Parties in evaluating certain information relating to a pool of (a) mortgage loans each secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort and (b) loans secured by a membership interest described in a membership certificate issued by a timeshare association (the “Timeshare Loans”) relating to the Issuer’s securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Seller, on behalf of the Depositor, provided us with:

a.

An electronic data file labeled “HGV Eligible Pool for 2020-A 03312020 (to EY with Normal Pmt Amt).xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that the Seller, on behalf of the Depositor, indicated contains information relating to certain (a) mortgage loans each secured by a first mortgage or first deed of trust on a fractional real property interest in one or more residential units or dwellings at a timeshare resort or (b) loans secured by a membership interest described in a membership certificate issued by a timeshare association (the “Preliminary Timeshare Loans”) as of 31 March 2020 (the “Preliminary Cut-Off Date”) that the Seller, on behalf of the Depositor, indicated are expected to be representative of the Timeshare Loans,

b.	Imaged copies of:

i.	The promissory note, purchase agreement, truth in lending disclosure and/or other related documents (collectively and as applicable, the “Note”),

ii.	Certain printed screen shots from the Seller’s servicing system (the “System Screen Shots”) and

iii.

The credit score certification, as applicable (the “Credit Score Certification,” together with the Note and System Screen Shots, the “Source Documents”) that the Seller, on behalf of the Depositor, indicated relate to each Sample Timeshare Loan (as defined in Attachment A),

c.	The list of relevant characteristics (the “Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

d.	Instructions, assumptions and methodologies, which are described in Attachment A.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Preliminary Data File, Source Documents, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Source Documents or any other information provided to us by the Seller, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Preliminary Timeshare Loans or Timeshare Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Timeshare Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Timeshare Loans,

iii.	Whether the originator(s) of the Timeshare Loans complied with federal, state or local laws or regulations or

iv.

Any other factor or characteristic of the Timeshare Loans that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

21 May 2020

Attachment A

Procedures per formed and our associated findings

1.

As instructed by the Seller, on behalf of the Depositor, we randomly selected a sample of 150 Preliminary Timeshare Loans from the Preliminary Data File (the “Sample Timeshare Loans”). For the purpose of this procedure, the Seller, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Timeshare Loans or the methodology they instructed us to use to select the Sample Timeshare Loans from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Timeshare Loans are referred to as Sample Timeshare Loan Numbers 1 through 150.

2.

For each Sample Timeshare Loan, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Source Documents, subject to the instructions, assumptions and methodologies provided to us by the Seller, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Source Document(s) that we were instructed by the Seller, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. All such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 3

Sample Characteristics and Source Documents

Sample Characteristic	Preliminary Data File Field Name	Source Document(s)	Note(s)

Loan ID	Loan ID	Note	i.

Borrower state	Borrower State	Note or System Screen Shots	ii., iii., iv.

Property	Property Cd	Note	iii.

Sales price	Sales Price	Note	iii.

Equity transferred	Contr Equity Amount	Note	iii., v.

Original term	Original Term (ABS <=180)	Note	iii.

Date of sale	Contr Date Sold	Note	iii.

Cash down payment	Cash Down Payment	Note and recalculation	iii., vi.

Original balance	Original Amt	Note	iii.

Interest rate	Interest Rate	Note	iii.

Maturity date	Maturity Date	Note or System Screen Shots	ii., iii.

Principal & interest payment	Principal & Interest Payment	Note	iii.

Normal payment amount	Normal Payment Amount	Note and recalculation	iii., vii.

Next payment date	Due Date	System Screen Shots

Current balance	Principal Bal (ABS <= 250,000)	System Screen Shots

Original credit score (high)	High Score (Domestic 600+ / Foreign)	Credit Score Certification	viii.

Exhibit 1 to Attachment A Page 2 of 3

Notes:

i.	For identification purposes only.

ii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information on at least one of the indicated Source Documents. We performed no procedures to reconcile any differences that may exist between the various Source Documents for the indicated Sample Characteristics.

iii.

For the purpose of comparing the indicated Sample Characteristics for each Sample Timeshare Loan for which the Seller, on behalf of the Depositor, provided us with more than one Note, the Seller, on behalf of the Depositor, instructed us to note agreement if the value on the Preliminary Data File agreed with the corresponding information on at least one of the Notes. We performed no procedures to reconcile any differences that may exist between the Notes for the indicated Sample Characteristics.

iv.

For the purpose of comparing the borrower state Sample Characteristic, the Seller, on behalf of the Depositor, instructed us not to compare the borrower state Sample Characteristic for Sample Timeshare Loans that have a borrower state value of <blank>, as shown on the Preliminary Data File.

v.

For the purpose of comparing the equity transferred Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to note agreement with an equity transferred value of “0,” as shown on the Preliminary Data File, if the equity transferred value is <blank>, as shown on the Note (and in accordance with any other applicable note(s)).

vi.

For the purpose of comparing the cash down payment Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the cash down payment as the sum of:

a.	The difference between the:

i.     Total down payment and

ii.    Closing costs and

b.	The balance down payment, as applicable,

all as shown on the Note (and in accordance with any other applicable note(s)).

vii.

For the purpose of comparing the normal payment amount Sample Characteristic for each Sample Timeshare Loan, the Seller, on behalf of the Depositor, instructed us to recalculate the normal payment amount as the sum of the:

a.	Principal & interest payment and

b.	Monthly administration fee, monthly administrative fee or monthly service fee, as applicable,

all as shown on the Note (and in accordance with any other applicable note(s)).

Exhibit 1 to Attachment A Page 3 of 3

Notes: (continued)

viii.

The Seller, on behalf of the Depositor, instructed us not to compare the original credit score (high) Sample Characteristic for any Sample Timeshare Loan with an original credit score (high) value of <blank>, as shown on the Preliminary Data File.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Seller, on behalf of the Depositor, that are described in the notes above.